SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 24, 1998


                            QUESTRON TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



  Delaware                             0-13324                  23-2257354
  (State of incorporation     (Commission File Number)       (I.R.S. Employer
  or organization)                                          Identification No.)



           6400 Congress Avenue, Suite 200A, Boca Raton, Florida 33487
               (Address of principal executive offices) (Zip code)



       Registrant's telephone number, including area code: (561) 241-5251




785663.1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated October 8, 1998, as set forth in the pages attached hereto.


Item 7. Financial Statements and Exhibits

     (a) and (b) The financial statements and pro forma financial information required as part of this item are being filed in this amendment to the Current Report on Form 8-K, dated October 8, 1998 (the "Form 8-K"). This amendment is being filed within 60 days of the Form 8-K. The financial statements being filed with this amendment are as follows:




785663.1
                                        2

I.     Pro Forma Financial Statements (Unaudited)

       Pro Forma Combined Financial Statements - Introduction.....................  F-1

       Pro Forma Combined Statement of Operations for the nine months ended September 30, 1998...................................................  F-2

       Pro Forma Combined Statement of Operations for the year ended
       December 31, 1997..........................................................  F-3

       Notes to Pro Forma Combined Financial Statements...........................  F-4

II.    Fortune Industries, Inc.

       Report of Independent Auditors ............................................  F-5

       Balance Sheet as of December 31, 1997......................................  F-6 - F-7

       Statements of Operations for the years ended December 31, 1997 and 1996....  F-8

       Statement of Stockholders' Equity..........................................  F-9

       Statements of Cash Flows for the years ended December 31, 1997 and 1996....  F-10 - F-11

       Notes to Financial Statements..............................................  F-12 - F-16

III.   Fas-tronics, Inc.

       Report of Independent Auditors ............................................  F-17

       Balance Sheet as of December 31, 1997......................................  F-18

       Statements of Operations for the years ended December 31, 1997 and 1996....  F-19

       Statement of Stockholders' Equity..........................................  F-20

       Statements of Cash Flows for the years ended December 31, 1997 and 1996....  F-21

       Notes to Financial Statements..............................................  F-22 - F-26


     (c) Exhibits required by Item 601 of Regulation S-B


     The exhibits required by Item 601 of Regulation S-B are hereby incorporated by reference to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 8, 1998 (file no. 0-13324).




785663.1
                                        3

                   QUESTRON TECHNOLOGY, INC. AND SUBSIDIARIES
                     PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   [UNAUDITED]

The following pro forma combined statement of operations for the nine months ended September 30, 1998 and the year ended December 31, 1997, give effect to the acquisition of Fortune Industries, Inc. ("Fortune"), and Fas-Tronics, Inc. ("Fas-Tronics") as described in the following paragraphs.

In September 1998, the Company completed the acquisition of 100% of the issued and outstanding capital stock of Fortune, a privately owned company, effective as of July 1, 1998. The purchase price for Fortune consisted of:

      (i)    $9,830,660 in cash;

      (ii)   518,102   shares  of  the  Company's   common  stock,   valued  at
             $2,370,317; and

      (iii) up to $2,000,000 (81% in cash and 19% in shares of the Company's common stock) if Fortune attains certain earnings targets for the year ending December 31, 1998.

The acquisition of Fortune was effected pursuant to a Stock Purchase Agreement dated as of June 12, 1998, as amended, with an effective date of July 1, 1998. The Company has accounted for such acquisition using the purchase method of accounting. In connection with this acquisition, the Company recorded $9,491,148 of cost in excess of net assets of the business acquired, which will be amortized over 40 years under the straight-line method.

In September 1998, the Company completed the acquisition of 100% of the issued and outstanding capital stock of Fas-Tronics, Inc., a privately owned company, effective as of July 1, 1998. The purchase price for Fas-Tronics consisted of:

      (i)    $7,422,803 in cash;

      (ii)   421,941   shares  of  the  Company's   common  stock,   valued  at
             $1,930,380; and

     (iii) up to $4,000,000 (80% in cash and 20% in shares of the Company's common stock) if Fas- Tronics attains certain earnings targets for the twelve months ending June 30, 1999.

The acquisition of Fas-Tronics was effected pursuant to a Stock Purchase Agreement dated as of June 12, 1998, as amended, with an effective date of July 1, 1998. The Company has accounted for such acquisition using the purchase method of accounting. In connection with this acquisition, the Company recorded $6,713,103 of cost in excess of net assets of the business acquired, which will be amortized over 40 years under the straight-line method.

The historical balance sheets of Fortune and Fas-Tronics as of September 30, 1998 are included in the historical balance sheet of the Company as of September 30, 1998 as filed under Form 10-QSB, giving effect to the transactions under the purchase method of accounting

Questron's nine months ended September 30, 1998 historical statement of operations includes operations of Fortune and Fas-Tronics for the three months then ended including three months' amortization of goodwill on the acquisition of Fortune and Fas-Tronics, and three months of interest expense on the incremental debt used to finance the acquisitions.

The pro forma statements of operations give effect to these transactions as if they had occurred at the beginning of the fiscal year presented (i.e., January 1, 1997) and were carried forward through the interim period presented. The historical statement of operations will reflect the effects of these transactions from the date on which they occurred.

The pro forma combined statements have been prepared by the Company's management based upon the historical financial statements of the Company, Fortune and Fas-Tronics. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the date indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the financial statements and notes of the Company, Fortune and Fas- Tronics appearing elsewhere herein and as filed under Forms 10-KSB and 10-QSB.

785663.1
                                       F-1

                   QUESTRON TECHNOLOGY, INC. AND SUBSIDIARIES

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998.
                                   (UNAUDITED)


                                                      Historicals
                                   ------------------------------------------------
                                   Questron             Fortune         Fas-Tronics
                                   --------             -------         -----------

                                    For the             For the           For the
                                  Nine months         Six months        Six months
                                     ended               ended             ended
                                 September 30,         June 30,          June 30,            Pro Forma         Pro Forma
                                    1 9 9 8             1 9 9 8           1 9 9 8           Adjustments        Combined
                                    -------             -------           -------           -----------        --------

Total revenue                  $  38,871,478        $  6,212,295      $  4,948,166        $                   $50,031,939

Total operating costs
   and expenses                   32,994,241           5,164,226         3,977,618           202,554 [1]       42,158,641
                                                                                             (73,308)[2]
                                                                                             (13,080)[3]
                                                                                             (93,610)[4]
                               -------------        ------------      ------------        --------------       ----------

Operating income                  5,877,237            1,048,069          970,548            (22,556)           7,873,298

Interest expense                  1,621,558               10,777           69,877          1,177,186 [5]        2,798,744
                                                                                             (10,777)[6]
                                                                                             (69,877)[7]
                               -------------        ------------      -----------        ---------------      -----------

   Income before income
     taxes                        4,255,679            1,037,292          900,671           (1,119,088)         5,074,554

Provision for income
   taxes                          1,744,828              425,290          369,275             (458,826)[8]      2,080,567
                               ------------        -------------      -----------        --------------       -----------


   Net income                  $  2,510,851        $     612,002      $   531,396        $    (660,262)      $  2,993,987
                               ============        =============      ===========        ==============      ============


Net income used in per
   common share
   calculation (reflecting
   deduction for preferred
   stock dividends)            $  1,269,552                                                                  $  1,752,688
                               ==============                                                                ============

Net income per common
  share                       $        .31(a)                                                                $     .37(b)
                              ===============                                                                ============
Net income per diluted
  common share                $        .31(a)                                                                $     .37(b)
                              ===============                                                                ============

Average number of
   common shares
   outstanding                    4,099,800                                                                  $  4,723,052
                               ============                                                                  ============

Average number of
   diluted common
   shares outstanding             4,807,796                                                                  $  5,431,048
                               ============                                                                  ============

(a) Net income per common share and net income per diluted common share for the historical nine months ended September 30, 1998 reflect deductions for preferred stock dividends, including one-time, non-cash dividends associated with the conversion of preferred stock into common stock. Before such deductions, net income per common share was $.61 for the historical nine months ended September 30, 1998 and net income per diluted common share was $.52 for the historical nine months ended September 30, 1998.

(b) Net income per common share and net income per diluted common share for the pro forma nine months ended September 30, 1998 reflect deductions for preferred stock dividends, including one-time, non-cash dividends associated with the conversion of preferred stock into common stock. Before such deductions, net income per common share was $.63 for the pro forma nine months ended September 30, 1998 and net income per diluted common share was $.55 for the pro forma nine months ended September 30, 1998.

See Notes to the Unaudited Pro Forma Combined Financial Statements.

785663.1
                                       F-2

                   QUESTRON TECHNOLOGY, INC. AND SUBSIDIARIES

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997.
                                   (UNAUDITED)



                                                     Historicals
                                   ------------------------------------------------
                                   Questron             Fortune         Fas-Tronics
                                    For the             For the           For the
                                  Year ended          Year ended        Year ended
                                 December 31,        December 31,      December 31,          Pro Forma         Pro Forma
                                    1 9 9 7             1 9 9 7           1 9 9 7           Adjustments        Combined
                                 ------------        ------------     -------------         ------------       ---------

Total revenue                    $ 25,710,194      $  12,748,815      $  8,651,774         $                  $47,110,783

Total operating costs
   and expenses                    22,407,791         11,538,517         7,538,317           405,108 [1]       40,792,104
                                                                                            (306,880)[2]
                                                                                            (405,885)[3]
                                                                                            (113,759)[4]
                                                                                            (271,105)[5]
                               -------------        ------------      ------------          --------------     ----------

Operating income                    3,302,403          1,210,298         1,113,457           692,521            6,318,679

   Total other expense                513,406             28,541           191,576         2,354,372 [6]        2,867,778
                                                                                             (28,541)[7]
                                                                                            (191,576)[8]
                                 ------------      -------------      ------------        ----------------     -----------

   Income before income
     taxes                          2,788,997          1,181,757           921,881        (1,441,734)           3,450,901

Provision for income
   taxes                            1,151,856            485,000           378,000          (589,634)[9]        1,425,222
                                 ------------      -------------      ------------        ----------------     ------------

   Net income                    $  1,637,141      $     696,757      $    543,881         $ 852,100           $2,025,679
                                 ============      =============      ============         ===============     ============

Net income per common
   share                         $        .56                                                                   $     .51
                                 ============                                                                   ==========


Net income per diluted
   share                         $        .47                                                                   $     .47
                                 ============                                                                   ==========

Average number of
   common shares
   outstanding                      1,718,062                                                                   $2,658,105
                                 ============                                                                   ==========
Average number of diluted
   common shares
   outstanding                      3,456,555                                                                    4,336,212
                                =============                                                                   ==========

See Notes to the Unaudited Pro Forma Combined Financial Statements.

785663.1
                                       F-3

                   QUESTRON TECHNOLOGY, INC. AND SUBSIDIARIES
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   [UNAUDITED]



Adjustments to Statements of Operations:

For the Nine Months ended September 30, 1998:

   [1] To adjust amortization of goodwill on the acquisitions to a nine month period.

   [2] To reflect a decrease in salary expense to the former shareholder of Fortune pursuant to employment contracts.

   [3] To reflect a decrease in non-compete and consulting expense on Fortune pursuant to the acquistion agreement.

   [4] To  reflect  a  decrease  in  non-compete  and  consulting   expense  on
Fas-Tronics pursuant to the acquisition agreement.

   [5] To reflect interest expense and amortization of loan costs associated with the financing agreement used to pay the cash portion of the purchase price of Fortune and Fas-Tronics.

   [6] To eliminate the interest expense of Fortune.

   [7] To eliminate the interest expense of Fas-Tronics.

   [8] To properly reflect income tax expense on a pro forma basis.

For the Year ended December 31, 1997:

   [1] To reflect amortization of goodwill on the acquisitions for twelve months.

   [2] To reflect a decrease in salary expense to the former shareholder of Fortune pursuant to employment contracts.

   [3] To reflect a decrease in salary expense to the former shareholder of Fas-Tronics pursuant to employment contracts.

   [4] To reflect a decrease in non-compete and consulting expense on Fortune pursuant to the acquistion agreement.

   [5] To  reflect  a  decrease  in  non-compete  and  consulting   expense  on
Fas-Tronics pursuant to the acquisition agreement.

   [6] To reflect interest expense and amortization of loan costs associated with the financing agreement used to pay the cash portion of the purchase price of Fortune and Fas-Tronics.

   [7] To eliminate the interest expense of Fortune.

   [8] To eliminate the interest expense of Fas-Tronics.

   [9] To properly reflect income tax expense on a pro forma basis.

                                 . . . . . . . .

785663.1
                                       F-4

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Fortune Industries, Inc.
   Fort Worth, Texas


     We have audited the accompanying balance sheet of Fortune Industries, Inc. at December 31, 1997, and the related statements of operations, shareholders' equity, and cash flows for each of the two years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortune Industries, Inc. at December 31, 1997, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.



                                          /s/ Moore Stephens, P.C.
                                          ------------------------------
                                          MOORE STEPHENS, P. C.
                                          Certified Public Accountants.

New York, New York
May 22, 1998



785663.1
                                       F-5

FORTUNE INDUSTRIES, INC.
--------------------------------------------------------------------------------


BALANCE SHEET AS OF DECEMBER 31, 1997.
--------------------------------------------------------------------------------



Assets:
Current Assets:
   Cash and Cash Equivalents                                       $    733,047
   Accounts Receivable, Less Allowance for Doubtful Accounts
     of $30,000                                                       1,530,903
   Inventories                                                        1,908,051
   Other Current Assets                                                  48,959
                                                                   ------------

   Total Current Assets                                               4,220,960
                                                                   ------------
Property and Equipment - Net                                             63,312
                                                                   ------------

Other Assets:
   Goodwill - Net                                                       179,950
   Non-Compete Agreement - Net                                          117,224
   Other Assets                                                           2,729
                                                                   ------------

   Total Other Assets                                                   299,903

   Total Assets                                                    $  4,584,175
                                                                   ============




The Accompanying Notes are an Integral Part of the Financial Statements.

785663.1
                                       F-6

FORTUNE INDUSTRIES, INC.
--------------------------------------------------------------------------------

BALANCE SHEET AS OF DECEMBER 31, 1997.
--------------------------------------------------------------------------------



Liabilities and Shareholders' Equity:
Current Liabilities:
   Accounts Payable                                               $   690,335
   Accrued Profit-Sharing Expense                                     135,234
   Accrued Expenses                                                   302,813
   Dividends Payable                                                  146,000
   Other Current Liabilities                                            3,569
   Notes Payable - Current Portion                                     93,785
                                                                  -----------

   Total Current Liabilities                                        1,371,736

Long-Term Liability:
   Notes Payable - Net of Current Portion                             146,063
                                                                  -----------

   Total Liabilities                                                1,517,799
                                                                  -----------
Commitments and Contingencies                                              --
                                                                  -----------
Shareholders' Equity:
   Common Stock, No Par Value, 200,000 Shares
     Authorized, 100,000 Shares Issued                                  1,000

   Additional Paid-in Capital                                          12,881

   Stock Subscriptions Receivable                                     (12,005)

   Retained Earnings                                                3,750,849

   Less:  Treasury Stock, 22,989 Shares of Common Stock, At Cost     (686,349)
                                                                  -----------

   Total Shareholders' Equity                                       3,066,376
                                                                  -----------
   Total Liabilities and Shareholders' Equity                     $ 4,584,175
                                                                  ===========




The Accompanying Notes are an Integral Part of the Financial Statements.

785663.1
                                       F-7

FORTUNE INDUSTRIES, INC.
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------


                                                              Years ended
                                                             December 31,
                                                       1 9 9 7         1 9 9 6
                                                       -------         -------

Revenues                                              $12,748,815   $11,396,619
                                                      -----------   -----------

Operating Costs and Expenses:
   Cost of Products Sold                                7,962,478     7,361,426
   Selling, General and Administrative Expenses         3,513,334     2,968,032
   Depreciation                                            62,705        64,512
                                                      -----------   -----------

   Total Operating Costs and Expenses                  11,538,517    10,393,970
                                                      -----------  ------------

   Operating Income                                     1,210,298     1,002,649

Interest Expense                                           28,541        37,368
                                                      -----------  ------------

   Income Before Pro Forma Income Taxes                 1,181,757       965,281

Pro Forma Income Taxes                                   (485,000)     (396,000)
                                                      -----------  ------------

   Net Income                                         $   696,757   $   569,281
                                                      ===========   ===========


The Accompanying Notes are an Integral Part of the Financial Statements.

785663.1
                                       F-8

FORTUNE INDUSTRIES, INC.
--------------------------------------------------------------------------------

STATEMENT OF STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------


                                     Common Stock                Additional                    Stock                    Total
                                       Number of            Paid-in     Retained        Treasury    Subscriptions    Stockholders'
                                  Shares      Amount        Capital     Earnings        Stock       Receivable         Equity
                                  ------------------        --------------------        -------------------------    -------------

  Balance -
    December 31, 1995              100,000   $ 1,000        $   --    $2,900,811       $(665,017)   $     --          $2,236,794

Issuance of Treasury Stock              --          --       9,124            --           4,309      (6,790)              6,643

Net Income for the Year
  Ended December 31, 1996               --          --          --       965,281              --          --             965,281

Dividends Paid                          --          --          --      (537,000)             --          --            (537,000)
                                   -------   ---------      ------    ----------       ---------    --------          ----------

  Balance -
    December 31, 1996              100,000       1,000       9,124     3,329,092       (660,708)      (6,790)          2,671,718

Treasury Stock Acquired                 --          --          --            --        (27,099)          --             (27,099)

Issuance of Treasury Stock              --          --       3,757            --          1,458       (5,215)                --

Net Income for the Year Ended
  December 31, 1997                     --          --          --     1,181,757             --           --           1,181,757

Dividends Paid                          --          --          --      (760,000)            --           --            (760,000)


  Balance -
    December 31, 1997              100,000  $    1,000  $    12,881  $ 3,750,849     $ (686,349)    $(12,005)         $3,066,376
                                   =======  ==========  ===========  ===========     ==========     ========          ==========




The Accompanying Notes are an Integral Part of the Financial Statements.



785663.1
                                       F-9

FORTUNE INDUSTRIES, INC.
--------------------------------------------------------------------------------

STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------


                                                                           Years ended
                                                                          December 31,
                                                                    1 9 9 7          1 9 9 6
                                                                    -------          -------

Operating Activities:
   Net Income                                                    $     696,757  $    569,281
                                                                 -------------  ------------
   Adjustments to Reconcile Net Income to
     Net Cash Provided by (Used for) Operations:
     Depreciation and Amortization                                   71,093        64,510
     Pro Forma Income Tax                                           485,000       396,000
     Other                                                               --          (275)

   Changes in Assets and Liabilities:
     (Increase) Decrease in:
       Trade Accounts Receivable                                   (158,482)      (98,876)
       Inventories                                                  (18,022)     (436,135)
       Other Current Assets                                          (1,281)       (7,253)

     Increase (Decrease) in:
       Accounts Payable                                             346,035      (119,987)
       Accrued  Expenses                                            131,344        35,623
       Accrued Profit-Sharing Expense                                 7,832        17,608
       Other Current Liabilities                                     (1,990)        5,559
                                                                 ----------     ---------

     Total Adjustments                                              861,529      (143,226)
                                                                 ----------     ---------

   Net Cash - Operating Activities                                1,558,286       426,055
                                                                 ----------     ---------

Investing Activities:
   Payments on Acquisition of Distributorship                      (350,000)           --
   Deposits Paid                                                         --        (1,000)
   Purchases of Property and Equipment                              (16,468)      (90,227)
   Proceeds from Sale of Property and Equipment                          --           500
                                                                 ----------     ---------

   Net Cash - Investing Activities                                 (366,468)      (90,727)
                                                                 ----------     ---------

Financing Activities:
   Proceeds from Sale of Treasury Stock                                  --         6,643
   Payments to Acquire Treasury Stock                               (12,413)           --
   Payments on Notes Payable                                        (92,806)      (90,848)
   Dividends Paid                                                  (730,000)     (472,000)
                                                                 ----------     ---------

   Net Cash - Financing Activities                                 (835,219)     (556,205)
                                                                 ----------     ---------

   Net Increase (Decrease) in Cash and Cash Equivalents             356,599      (220,877)

Cash and Cash Equivalents - Beginning of Years                      376,448       597,325
                                                                 ----------     ---------

   Cash and Cash Equivalents - End of Years                      $  733,047     $ 376,448
                                                                 ==========     =========

The Accompanying Notes are an Integral Part of the Financial Statements.

785663.1
                                      F-10

FORTUNE INDUSTRIES, INC.
--------------------------------------------------------------------------------

STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------


                                                                                       Years ended
                                                                                      December 31,
                                                                                1 9 9 7          1 9 9 6
                                                                                -------          -------


Supplemental Disclosures of Cash Flow Information:
   Cash paid during the years for:
     Interest                                                                $  28,541         $   37,368
     Income Taxes                                                            $      --         $       --

Supplemental Schedule of Non-Cash Investing and Financing Activities:
   Acquisition of treasury stock funded by issuance of note payable          $  14,686         $       --



The Accompanying Notes are an Integral Part of the Financial Statements.

785663.1
                                      F-11

FORTUNE INDUSTRIES, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------




(1) Organization and Nature of Operations

Fortune Industries, Inc. (the "Company") was incorporated on June 1, 1964. The Company is a distributor of fasteners and related products sold primarily to aeronautical equipment manufacturers throughout the United States.

(2) Summary of Significant Accounting Policies

Cash and Cash Equivalents - The Company considers certain highly liquid investments with original maturities of three months or less to be cash equivalents. The Company maintains its cash and cash equivalents in accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk.

Inventories - Inventories, which consist solely of finished products, are stated at the lower of cost or market. Cost is determined on an average cost basis.

Property and Equipment and Depreciation - Property and equipment are recorded at cost. Expenditures for normal repairs and maintenance are charged to earnings as incurred. When assets are retired or otherwise disposed, their costs and related accumulated depreciation are removed from the accounts and the resulting gains or losses are included in operations. Depreciation is recorded using primarily the declining balance method over the shorter of the estimated lives of the related asset or the remaining lease term. Estimated useful lives are as follows:

                                             Estimated Useful Life
                                             ---------------------

Leasehold Improvements                         Remaining Lease Term
Furniture and Fixtures                         3 - 7 Years
Warehouse Equipment                            5 - 7 Years
Motor Vehicles                                 3 -5 Years

Intangible Assets - Intangible assets are stated at cost. Amortization is computed utilizing the straight-line method generally over the estimated useful lives as follows:

                                             Estimated Useful Life
                                             ---------------------

Goodwill                                             15 years
Non-Compete Agreement                                 5 years

Income Taxes - From January 1988, the Company elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the shareholders are liable for federal income taxes on the Company's taxable income.

Pro Forma Income Taxes - Upon the  consummation  of the sale of the Company (See
Note 13), the Subchapter S election under the Internal Revenue Code will be terminated. Pro forma income tax expense is presented in order to show the effect of income taxes on the historical statements of operations assuming the Subchapter S election had not been effective for those periods.

Concentration of Credit Risk - The Company extends credit to its customers which results in accounts receivable arising from its normal business activities. The Company does not require collateral from its customers, but routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk of its customers, believes that its receivable credit risk exposure is limited. Such estimate of the financial strength of such customers may be subject to change in the near term.

785663.1
                                      F-12

FORTUNE INDUSTRIES, INC.
NOTES TO FINANCIAL STATEMENTS, Sheet #2
--------------------------------------------------------------------------------


(2) Summary of Significant Accounting Policies (Continued)

Concentration of Credit Risk (Continued) - During the years ended December 31, 1997 and 1996, sales to one customer of the Company amounted to $2,967,571 and $1,090,487, respectively, or approximately 23.3% and 9.6% of revenue, respectively. Accounts receivable from this customer amounted to approximately $321,042 at December 31, 1997.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising - The Company expenses advertising costs as incurred.

(3) Property and Equipment and Depreciation

Property and equipment consisted of the following:
                                                   December 31,
                                                      1 9 9 7
                                                      -------

Leasehold Improvements                           $        66,291
Furniture and Fixtures                                   405,795
Warehouse Equipment                                       92,037
Motor Vehicles                                            10,637
                                                 ---------------

Total                                                    574,760
Less:  Accumulated Depreciation                         (511,448)
                                                 ----------------

   Total                                         $        63,312
   -----                                         ===============

(4) Goodwill

Goodwill   derives  from  the  acquisition  on  October  2,  1997,  of  a  parts distributorship. On that date, the Company paid for the acquisition of:

Inventories                                      $        43,606
Non-Compete Agreement                                    123,394
Goodwill                                                 183,000
                                                 ---------------

   Total                                         $       350,000
   -----                                         ===============

At December 31, 1997, goodwill consisted of the following:

Goodwill - At Cost                               $       183,000
Less:  Accumulated Amortization                           (3,050)
                                                 ---------------

   Total                                         $       179,950
   -----                                         ===============

The acquisition was accounted for as a purchase. Operations of the acquired business are included with the Company from date of acquisition onward. Management estimates that the effect of the acquisition will not be material to future operations. Pro forma operations information is therefore not meaningful.

Amortization expense amounted to $833 for the year ended December 31, 1997.


785663.1
                                      F-13

FORTUNE INDUSTRIES, INC.
NOTES TO FINANCIAL STATEMENTS, Sheet #3
--------------------------------------------------------------------------------



(5) Non-Compete Agreement

At December 31, 1997, the non-compete agreement consisted of the following:

Non-compete Agreement - At Cost                      $        123,394
Less:  Accumulated Amortization                                (6,170)
                                                     ----------------

   Total                                             $        117,224
   -----                                             ================

Amortization expense amounted to $6,170 for the year ended December 31, 1997.

(6) Notes Payable

Notes payable consisted of the following:

                                                                                   December 31, 1997
                                                                                Current       Long-Term

Prior shareholder, R. Bright, payable in 60 installments of $7,570
   plus interest at 10% per year, from July 21, 1995, unsecured                 $  90,848      $136,272

Prior shareholder, N. Theobald, payable in 60 installments of $245
   plus interest at 10% per year, from April 30, 1997, unsecured                    2,937         9,791
                                                                                ---------      --------

   Totals                                                                       $  93,785      $146,063
   ------                                                                       =========      ========

Principal maturities of notes payable over the next five approximates the following:

December 31,
------------

    1998                              $     93,785
    1999                                    93,785
    2000                                    48,361
    2001                                     2,937
    2002                                       980
                                      ------------

    Total                             $    239,848
    -----                             ============

(7) Commitments

Lease Commitments - The Company leases its premises under two non-cancelable operating leases. Of these, one is between the Company and a related party. At December 31, 1997, future minimum rents consisted of the following:

                              Related Party        Other            Total
December 31,                  -------------        -----            -----
------------
    1998                   $         35,916  $        11,300  $         47,216
    1999                                 --            1,900             1,900
    2000                                 --               --                --
                           ----------------  ---------------  ----------------

                           $         35,916  $        13,200  $         49,116
                           ================  ===============  ================

Rent expense amounted to $45,613 and $37,221 for the years ended December 31, 1997 and 1996, respectively (of which $33,054 and $28,476 were paid to related party).


785663.1
                                      F-14

FORTUNE INDUSTRIES, INC.
NOTES TO FINANCIAL STATEMENTS, Sheet #4
--------------------------------------------------------------------------------



(7) Commitments (Continued)

Loan Guarantees - The Company has provided guarantees for certain employees' debts. The amount of the debts aggregated approximately $15,000 at December 31, 1997.

(8) Employee Profit-Sharing Plan

The Company has a defined contribution profit-sharing plan covering employees who have completed one year of service (which comprises a 12 month period in which employees have provided 1,000 hours of service). The Company contributes to the plan on a discretionary basis, unless the plan is top heavy in which case a minimum contribution for non-key employees is required (usually 3% of their compensation). Generally, the Company contributes maturing employee contributions paid under elective deferrals. Each employees' account vests 100% over six years of service. The Company contributions charged to expense were $135,239 and $123,856 for the years ended December 31, 1997 and 1996, respectively.

(9) Treasury Stock

Treasury stock is shown at cost and consists of 22,989 shares of common stock.

(10) New Authoritative Accounting Pronouncements

The Financial Accounting Standards Board ("FASB") has issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." SFAS No. 130 is effective for fiscal years beginning after December 15, 1997. Earlier application is permitted. Reclassification of financial statements for earlier periods provided for comparative purposes is required. SFAS No. 130 is not expected to have a material impact on the Company.

The FASB has issued SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." SFAS No. 131 changes how operating segments are reported in annual financial statements and requires the reporting of selected information about operating segments in interim financial reports issued to shareholders. SFAS No. 131 is effective for periods beginning after December 15, 1997, and comparative information for earlier years is to be restated. SFAS No. 131 need not be applied to interim financial statements in the initial year of its application. SFAS No. 131 is not expected to have a material impact on the Company.

(11) Fair Value of Financial Instruments

In assessing the fair value of financial instruments, the Company is required to make assumptions, which are based on estimates of market conditions and risks existing at that time. For the financial instruments, including cash, investments, accounts receivable, accounts payable, and short-term debt, management estimates that the carrying amount approximated fair value for the majority of these instruments because of their short maturities. Management estimates that the carrying amount of its long-term indebtedness approximates fair value since the interest rates currently offered to the Company for debt of the same remaining maturities approximates the average interest rates which the Company is currently paying.


785663.1
                                      F-15

FORTUNE INDUSTRIES, INC.
NOTES TO FINANCIAL STATEMENTS, Sheet #5
--------------------------------------------------------------------------------

(12) Subsequent Events

Subsequent to December 31, 1997, the Company entered into a letter of intent which contemplates the sale of all Company common stock to Questron Technology, Inc. ("Questron"), a public corporation in the same industry. It is anticipated that the sale will be consummated in the form of cash and common stock of Questron.



                            . . . . . . . . . . . . .

785663.1
                                      F-16

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholder of Fas-Tronics, Inc.
   Haltom City, Texas


       We have audited the accompanying balance sheet of Fas-Tronics, Inc. at December 31, 1997, and the related statements of operations, shareholder's equity, and cash flows for each of the two years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fas-Tronics, Inc. at December 31, 1997, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.





                                         /s/Moore Stephens, P.C.
                                         ------------------------------
                                         MOORE STEPHENS, P. C.
                                         Certified Public Accountants.

New York, New York
May 29, 1998



785663.1
                                      F-17

FAS-TRONICS, INC.
--------------------------------------------------------------------------------

BALANCE SHEET AS OF DECEMBER 31, 1997.
--------------------------------------------------------------------------------




Assets:
Current Assets:
   Cash and Cash Equivalents                                                    $       218,623
   Accounts Receivable, Less Allowance for Doubtful Accounts of $40,000               1,085,126
   Inventories                                                                        2,327,786
   Other Current Assets                                                                  17,316
                                                                                ---------------

   Total Current Assets                                                               3,648,851

Property, Plant and Equipment - Net                                                     358,374

Other Assets                                                                             12,430
                                                                                ---------------
   Total Assets                                                                 $     4,019,655
                                                                                ===============

Liabilities and Shareholder's Equity:
Current Liabilities:
   Accounts Payable                                                             $       900,849
   Accrued Expenses                                                                      53,715
   Current Portion of Long-Term Debt                                                    693,116
                                                                                ---------------

   Total Current Liabilities                                                          1,647,680

Long-Term Debt:
   Long-Term Debt - Net of Current Portion                                            1,040,944
                                                                                ---------------

   Total Liabilities                                                                  2,688,624
                                                                                ---------------
Commitments and Contingencies                                                                --
                                                                                ---------------
Shareholder's Equity:
   Common Stock, $1.00 Par Value, 100,000 Shares Authorized,
     1,000 Shares Issued                                                                  1,000

   Less: Treasury Stock, 510 Shares of Common Stock - At Cost                          (210,000)

   Retained Earnings                                                                  1,540,031
                                                                                ---------------
   Total Shareholder's Equity                                                         1,331,031
                                                                                ---------------
   Total Liabilities and Shareholder's Equity                                   $     4,019,655
                                                                                ===============



See Notes to Financial Statements.

785663.1
                                      F-18

FAS-TRONICS, INC.
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------



                                                                          Years ended
                                                                         December 31,
                                                                   1 9 9 7          1 9 9 6
                                                                   -------          -------


Revenues                                                     $      8,651,774  $    7,670,788
                                                             ----------------  --------------

Operating Costs and Expenses:
   Cost of Products Sold                                            5,285,265       4,911,682
   Selling, General and Administrative Expenses                     2,228,239       1,948,145
   Depreciation                                                        24,813          22,382
                                                             ----------------  --------------

   Total Operating Costs and Expenses                               7,538,317       6,882,209
                                                             ----------------  --------------

   Operating Income                                                 1,113,457         788,579

Interest Expense                                                      191,576         180,894
                                                             ----------------  --------------

   Income Before Pro Forma Income Taxes                               921,881         607,685

Pro Forma Income Taxes                                               (378,000)       (249,000)
                                                             ----------------  --------------

   Net Income                                                $        543,881  $      358,685
                                                             ================  ==============



See Notes to Financial Statements.




785663.1
                                      F-19

FAS-TRONICS, INC.
--------------------------------------------------------------------------------

STATEMENTS OF STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------



                                         Common Stock                                                         Total
                                           Number of                       Retained          Treasury      Stockholder's
                                            Shares         Amount          Earnings           Stock           Equity
                                            ------         ------          --------           -----           ------

   Balance - December 31, 1995             1,000         $  1,000         $ 145,792        $(210,000) $       (63,208)

Net Income for the Year Ended
   December 31, 1996                          --               --           607,685               --          607,685

Dividends Paid                                --               --          (118,327)              --         (118,327)
                                         -------        ---------         ---------        ---------         --------

   Balance - December 31, 1996             1,000            1,000           635,150         (210,000)         426,150

Net Income for the Year Ended
   December 31, 1997                          --               --           921,881               --          921,881

Dividends Paid                                --               --           (17,000)              --          (17,000)
                                         -------       ----------        ----------        ---------       ----------

   Balance - December 31, 1997             1,000       $    1,000        $1,540,031        $(210,000)      $1,331,031
                                         =======       ==========        ==========        =========       ==========





See Notes to Financial Statements.



785663.1
                                      F-20

FAS-TRONICS, INC.
--------------------------------------------------------------------------------


STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------


                                                                                                      Years ended
                                                                                                     December 31,
                                                                                               1 9 9 7          1 9 9 6
                                                                                               -------          -------
Operating Activities:
   Net Income                                                                            $        543,881  $      358,685
                                                                                         ----------------  --------------
   Adjustments to Reconcile Net Income to
     Net Cash Provided by (Used for) Operations:
     Depreciation                                                                                  24,813          22,382
     Pro Forma Income Taxes                                                                       378,000         249,000
     Other                                                                                            676             675

   Changes in Assets and Liabilities:
     (Increase) Decrease in:
       Accounts Receivable                                                                       (130,539)       (350,590)
       Inventories                                                                               (759,512)       (397,922)
       Other Current Assets                                                                       (10,546)         (3,732)
       Other Assets                                                                                  (898)             --

     Increase (Decrease) in:
       Accounts Payable and Accrued  Expenses                                                     176,727          76,734
                                                                                         ----------------  --------------

     Total Adjustments                                                                           (321,279)       (403,453)
                                                                                         ----------------  --------------

   Net Cash - Operating Activities                                                                225,042         (44,768)
                                                                                         ----------------  --------------

Investing Activities:
   Purchases of Property, Plant and Equipment                                                     (18,007)         (9,879)
                                                                                         ----------------  --------------

Financing Activities:
   Proceeds from Bank Line of Credit                                                               80,000         250,000
   Proceeds from Related Party Note Payable                                                            --         295,650
   Proceeds from Notes Payable                                                                    250,000              --
   Payments on Bank Line of Credit                                                               (290,000)        (40,000)
   Payments on Notes Payable                                                                     (208,050)       (162,581)
   Payments on Bank Mortgage Payable                                                              (22,920)        (16,572)
   Payments on Capital Lease Obligations                                                           (2,781)             --
   Dividends Paid                                                                                 (17,000)       (118,326)
                                                                                         ----------------  --------------

   Net Cash - Financing Activities                                                               (210,751)        208,171
                                                                                         ----------------  --------------

   Net (Decrease) Increase in Cash and Cash Equivalents                                            (6,156)        153,524

Cash and Cash Equivalents - Beginning of Years                                                    224,779          71,255
                                                                                         ----------------  --------------

   Cash and Cash Equivalents - End of Years                                              $        218,623  $      224,779
                                                                                         ================  ==============

Supplemental Disclosures of Cash Flow Information:
   Cash paid during the years for:
     Interest                                                                            $        182,954  $      171,872
     Income Taxes                                                                        $             --  $           --

Supplemental Schedule of Non-Cash Investing and Financing Activities:
   Equipment Financed Through Capital Lease                                              $         33,027  $           --

See Notes to Financial Statements.

785663.1
                                      F-21

FAS-TRONICS, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


(1) Organization and Nature of Operations

Fas-Tronics, Inc. (the "Company") was incorporated on February 12, 1986. The Company is a distributor of fasteners and related products sold primarily to aeronautical equipment manufacturers throughout the United States.

(2) Summary of Significant Accounting Policies

Cash and Cash Equivalents - The Company considers certain highly liquid investments with original maturities of three months or less to be cash equivalents. The Company maintains its cash and cash equivalents in accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk.

Property and Equipment and Depreciation - Property and equipment are recorded at cost. Expenditures for normal repairs and maintenance are charged to earnings as incurred. When assets are retired or otherwise disposed, their costs and related accumulated depreciation are removed from the accounts and the resulting gains or losses are included in operations. Depreciation is recorded using primarily the declining balance method over the shorter of the estimated lives of the related asset or the remaining lease term. Estimated useful lives are as follows:

                                                    Estimated Useful Life

Buildings and Improvements                                   30 Years
Furniture and Fixtures                                    5 - 7 Years
Office Equipment                                          5 - 7 Years
Warehouse Equipment                                       5 - 7 Years
Motor Vehicles                                                5 Years
Capitalized Lease Assets                                      7 Years

Income Taxes - From January 1993, the Company elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the shareholder is liable for federal income taxes on the Company's taxable income.

Pro Forma Income Taxes - Upon the  consummation  of the sale of the Company (See
Note 12), the Subchapter S election under the Internal Revenue Code will be terminated. Pro forma income tax expense is presented in order to show the effect of income taxes on the historical statements of operations, assuming the Subchapter S election had not been effective for those periods.

Concentration of Credit Risk - The Company extends credit to its customers which results in accounts receivable arising from its normal business activities. The Company does not require collateral from its customers, but routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk of its customers, believes that its receivable credit risk exposure is limited. Such estimate of the financial strength of such customers may be subject to change in the near term.

During the years ended December 31, 1997 and 1996, sales to three customers and two customers amounted to approximately $2,900,000 and $2,100,000, respectively, or approximately 33.4% and 27.4% of revenue, respectively. Accounts receivable from significant customers amounted to approximately $283,000 at December 31, 1997.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

785663.1
                                      F-22

FAS-TRONICS, INC.
NOTES TO FINANCIAL STATEMENTS, Sheet #2
--------------------------------------------------------------------------------



(2) Summary of Significant Accounting Policies (Continued)

Advertising - The Company expenses advertising costs as incurred.

Inventories - Inventories, which consist solely of finished products, are stated at the lower of cost or market. Cost is determined on an average cost basis.

(3) Property and Equipment

Property and equipment consisted of the following:

                                                                                                    December 31,
                                                                                                    ------------
                                                                                                       1 9 9 7
                                                                                                       -------
Land                                                                                             $        35,950
Building and Improvements                                                                                302,682
Furniture and Fixtures                                                                                    20,916
Office Equipment                                                                                         150,205
Warehouse Equipment Including Capitalized Leased Assets of $33,027                                        91,843
Motor Vehicles                                                                                            21,878
                                                                                                 ---------------

Total                                                                                                    623,474
Less:  Accumulated Depreciation including Accumulated
         Depreciation of Capitalized Leased Assets of $1,966                                            (265,100)
                                                                                                 ---------------

   Total                                                                                          $      358,374
   =======

(4) Current and Long-Term Debt

Current and long-term debt consisted of the following at December 31, 1997:

                                                                                           Current        Long-Term
                                                                                           -------        ---------
Bank mortgage payable - to Landmark Bank, payable in variable monthly installments (1997 - $7,448) including interest, maturing September 2010, interest at 2.75% over prime (1997 - 11.25%) per year, collateralized by accounts receivable, inventories, real estate and other property, plant and equipment, Small Business
   Administration guarantee and pledge of stock                                       $       22,906   $      599,650

Note payable - related party to shareholder, V. Fitzgerald, payable on
   demand, interest at 10% per year, payable quarterly, unsecured                            404,673               --
                                                                                      --------------   --------------

   Totals - Forward                                                                          427,579          599,650
                                                                                      --------------   --------------

Bank:
To Landmark Bank, payable in monthly installments of $8,292 including interest, maturing May 2000, interest of 11.5% per year, collateralized by accounts receivable, inventories, real estate and other property,
   plant and equipment and shareholder guarantee                                              79,600          129,182
                                                                                      --------------   --------------

   Totals - Forward                                                                   $       79,600   $      129,182

785663.1
                                      F-23

FAS-TRONICS, INC.
NOTES TO FINANCIAL STATEMENTS, Sheet #3
--------------------------------------------------------------------------------



(4) Current and Long-Term Debt (Continued)

                                                                                           Current        Long-Term
                                                                                           -------        ---------

   Totals - Forwarded                                                                 $      427,579   $      599,650
                                                                                      --------------   --------------

   Total Bank - Forwarded                                                                     79,600          129,182
                                                                                      --------------   --------------

Other:
Finance company, payable in monthly installments of $719 including interest, maturing September 1999, interest at 7.5% per year,
   collateralized by a motor vehicle                                                           7,833            6,243

Prior shareholders, N.L.B Hutchins, two notes each payable in weekly installments of $2,000 including interest, maturing June 2000 (when all outstanding principal and interest is due), interest at 10% per year,
   collateralized by pledge of stock and shareholder guarantee                               170,867          282,862
                                                                                      --------------   --------------

   Totals                                                                                    178,700          289,105
                                                                                      --------------   --------------

Capital Lease Obligations (See Note 5)                                                         7,237           23,007
                                                                                      --------------   --------------

   Totals                                                                             $      693,116   $    1,040,944
   ------                                                                             ==============   ==============

Principal maturity of long-term debt over the next five years is as follows:

December 31,
------------
    1998                                             $        693,116
    1999                                                      322,291
    2000                                                      168,186
    2001                                                       38,363
    2002                                                       36,418
    Thereafter                                                475,686
                                                     ----------------

    Total                                            $      1,734,060
    -----                                            ================

(5) Capital Lease Commitments

The Company leases certain equipment under agreements classified as capital leases. The capitalized cost and accumulated depreciation at December 31, 1997, relating to such equipment, was as follows:

                                                        December 31,
                                                        ------------
                                                           1 9 9 7
                                                           -------

Capitalized Cost                                     $         33,027
Less: Accumulated Amortization                                 (1,966)
                                                     ----------------

    Capitalized Cost - Net                           $         31,061
    ----------------------                           ================

Certain other equipment costing $16,625 acquired under capital lease during the year ended December 31, 1997 was provided to Fitz Manufacturing, LLP, a related party.


785663.1
                                      F-24

FAS-TRONICS, INC.
NOTES TO FINANCIAL STATEMENTS, Sheet #4
--------------------------------------------------------------------------------



(5) Capital Lease Commitments (Continued)

Future minimum payments under capital leases as of December 31, 1997 were as follows:

1998                                                              $      10,330
1999                                                                     10,330
2000                                                                     10,330
2001                                                                      6,026
                                                                   -------------

Total Future Minimum Lease Payments                                      37,016
Less: Amount Representing Interest                                       (6,772)

Present Value of Net Minimum Capital Lease Payments                      30,244
Less: Current Portion                                                    (7,237)

   Long-Term Portion                                              $      23,007
   -----------------                                               =============

(6) Treasury Stock

Treasury stock is shown at cost and consists of 510 shares of common stock.

(7) Defined Contribution Plan

The Company has established a defined contribution (401-K) pension plan. Substantially, all employees are eligible to participate upon completion of certain minimum service requirements. The Company does not contribute to the Plan.

(8) New Authoritative Accounting Pronouncements

The Financial Accounting Standards Board ("FASB") has issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." SFAS No. 130 is effective for fiscal years beginning after December 15, 1997. Earlier application is permitted. Reclassification of financial statements for earlier periods provided for comparative purposes is required. SFAS No. 130 is not expected to have a material impact on the Company.

The FASB has issued SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." SFAS No. 131 changes how operating segments are reported in annual financial statements and requires the reporting of selected information about operating segments in interim financial reports issued to shareholders. SFAS No. 131 is effective for periods beginning after December 15, 1997, and comparative information for earlier years is to be restated. SFAS No. 131 need not be applied to interim financial statements in the initial year of its application. SFAS No. 131 is not expected to have a material impact on the Company.

(9) Fair Value of Financial Instruments

In assessing the fair value of financial instruments, the Company is required to make assumptions, which are based on estimates of market conditions and risks existing at that time. For the financial instruments, including cash, accounts receivable, accounts payable, amounts due to and from related parties, and short-term debt, management estimates that the carrying amount approximated fair value for the majority of these instruments because of their short maturities. Management estimates that the carrying amount of its long-term indebtedness approximates fair value since the interest rates currently offered to the Company for debt of the same remaining maturities approximates the average interest rates which the Company is currently paying.

785663.1
                                      F-25

FAS-TRONICS, INC.
NOTES TO FINANCIAL STATEMENTS, Sheet #5
--------------------------------------------------------------------------------



(10) Related Party Transactions

Interest expense on the related party note payable (see note 4) note amounted to $40,467 and $10,902 for the year ended December 31, 1997 and 1996, respectively.

(11) Subsequent Event - Proposed Sale of the Company

Subsequent to December 31, 1997, the Company entered into a letter of intent which contemplates the sale of all Company common stock to Questron Technology, Inc. ("Questron"), a public corporation in the same industry. It is anticipated that the sale will be consummated in the form of cash and common stock of Questron.



                            . . . . . . . . . . . . .


785663.1
                                      F-26

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               QUESTRON TECHNOLOGY, INC.



Date: December 8, 1998                          By: /s/ Dominic A. Polimeni
                                                    ------------------------
                                                    Dominic A. Polimeni
                                                    Chairman, President and
                                                    Chief Executive Officer